----------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              November 21, 1997


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



           Delaware                 33-99598              742440850
 ----------------------------     -------------        ----------------
 (State or Other Jurisdiction     (Commission          (I.R.S. Employer
         of Incorporation)        File Number)         Identification No.)


             200 Vesey Street
          New York, New York                                 10285
       ------------------------                         ---------------
         (Address of Principal                             (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code (212) 526-5594


                                  No Change
        _____________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)




     Item 5.  Other Events./F1/
              ____________

     Attached as Exhibit 23 to this Current Report is the consent of Coopers & Lybrand LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 3, 1997 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4, Class 1-A1, Class 1-A2, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-AP, Class 2-AX, Class 1-B1, Class 2-B1, Class B2, Class B3, Class R1 and Class R2 Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated November 21, 1997 (the "Prospectus Supplement"), and a prospectus, dated May 21, 1996 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99598) (the "Registration Statement").




-----------------------
/F1/ Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.




          Item 7.  Financial Statements; Pro Forma Financial Information  and
                   __________________________________________________________
Exhibits.
________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               23.       Consent of Experts and Counsel




                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                                  CORPORATION



                              By:  /s/ Joseph J. Kelly
                                  ________________________________________
                                    Name: Joseph J. Kelly
                                    Title: Vice President




Dated:  December 15, 1997




                                EXHIBIT INDEX
                                _____________



Exhibit No.                   Description                   Page No.
___________                   ___________                   ________


23                  Consent of Experts and Counsel             6